UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 3, 2007

DIGENE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-28194	52-1536128
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1201 Clopper Road Gaithersburg, Maryland	20878
(Address of principal executive offices)	(Zip Code)

(301) 944-7000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 to Form 8-K):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On June 3, 2007, Digene Corporation, a Delaware corporation (“Digene”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with QIAGEN N.V., a public limited liability company organized in The Netherlands (“Qiagen”), QIAGEN North American Holdings, Inc., a California corporation and wholly owned subsidiary of Qiagen (“NAH”), and QIAGEN Merger Sub, LLC, a Delaware limited liability company and wholly owned subsidiary of NAH (“Merger Sub”).

Pursuant to the Merger Agreement, and subject to its terms and conditions, Qiagen will commence a tender offer (the “Offer”) to acquire all of the outstanding shares of common stock, par value $0.01 per share, of Digene. In the Offer, each Digene stockholder may elect to receive for each share of Digene common stock validly tendered and not withdrawn, either (1) $61.25 in cash or (2) 3.545 shares of Qiagen common shares, in each case subject to certain proration and election procedures set forth in the Merger Agreement. In the Offer, 55% of the aggregate consideration will be cash and 45% will be Qiagen common shares.

Pursuant to the Merger Agreement, as soon as practicable after the consummation of the Offer and subject to the satisfaction or waiver of certain conditions set forth in the Merger Agreement, Digene will merge with and into Merger Sub (the “Merger”) and the surviving company will remain as an indirect wholly-owned subsidiary of Qiagen. In the Merger, the remaining stockholders of Digene’s common stock will also have the opportunity to elect to receive for each share of Digene common stock, either (1) $61.25 in cash or (2) 3.545 shares of Qiagen common shares, in each case subject to certain proration and election procedures set forth in the Merger Agreement. Shares held by Qiagen, Digene or any of their respective subsidiaries will be cancelled in the Merger. Shares held by stockholders who have validly exercised their appraisal rights under Delaware law, will be converted into the right to receive the merger consideration at the time of the Merger.

The obligation of Qiagen to accept for payment and pay for the shares tendered in the Offer is subject to the satisfaction or waiver of a number of closing conditions set forth in the Merger Agreement, including among others, the expiration or termination of applicable waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act. In addition, it is also a condition to Qiagen’s obligation to accept for payment and pay for the shares tendered in the Offer that at least 50.1% of the outstanding shares of Digene common stock on a fully diluted basis shall have been validly tendered in accordance with the terms of the Offer and not properly withdrawn (the “Minimum Condition”). The Minimum Condition may not be waived by Qiagen without the prior written consent of Digene.

The closing of the Merger is subject to customary closing conditions, and, depending on the number of shares held by Qiagen after its acceptance of the shares properly tendered in connection with the Offer, approval of the Merger by holders of the outstanding shares of Digene common stock remaining after the completion of the Offer.

The Merger Agreement includes customary representations, warranties and covenants of Digene, Qiagen, NAH and Merger Sub. Digene has agreed to operate its business in the ordinary course until the Merger is consummated. Digene has also agreed not to solicit or initiate discussions with third parties regarding other proposals to acquire Digene and to certain restrictions on its ability to respond to any such proposal. The Merger Agreement also includes customary termination provisions for both Digene and Qiagen and provides that, in connection with the termination of the Merger Agreement under specified circumstances, Digene will be required to pay Qiagen, or Qiagen will be required to pay Digene, a termination fee equal to $59,000,000.

Digene and Qiagen have made certain representations and warranties in the Merger Agreement. Such representations and warranties have been negotiated with the principal purpose of establishing the circumstances in which a party may have the right not to close the Merger if the representations and warranties of the other party prove to be untrue due to a change in circumstance or otherwise, and allocate risk between the parties, rather than establishing matters as facts. The representations and warranties may also be subject to a contractual standard of materiality different from those generally applicable under the securities laws.

A copy of the Merger Agreement is attached as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference. The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement.

Additional Information About the Qiagen Tender Offer and Where to Find It.

The tender offer for the outstanding common stock of Digene referred to in this Current Report on Form 8-K has not yet commenced. This report is neither an offer to purchase nor a solicitation of an offer to sell any securities. The solicitation and the offer to buy shares of Digene common stock will be made pursuant to an offer to purchase and related materials that Qiagen intends to file with the U.S. Securities and Exchange Commission. At the time the Offer is commenced, Qiagen will file a Registration Statement on Form F-4 and a Tender Offer Statement on Schedule TO with the U.S. Securities and Exchange Commission, and thereafter Digene will file a Solicitation/Recommendation Statement on Schedule 14D-9 with respect to the Offer. The Tender Offer Statement (including an Offer to Purchase, a related Letter of Transmittal and other offer documents) and the Solicitation/Recommendation Statement will contain important information that should be read carefully and considered before any decision is made with respect to the tender offer. These materials will be sent free of charge to all stockholders of Digene. In addition, all of these materials (and all other materials filed by Digene with the U.S. Securities and Exchange Commission) will be available at no charge from the U.S. Securities and Exchange Commission through its website at www.sec.gov. Free copies of the Offer to Purchase, the related Letter of Transmittal and certain other offering documents will be made available by Qiagen at www.qiagen.com. Investors and security holders may also obtain free copies of the documents filed with the U.S. Securities and Exchange Commission by Digene at www.digene.com.

Forward Looking-Statements

This Current Report on Form 8-K contains “forward-looking statements.” These forward-looking statements, which may include, but are not limited to, statements concerning the

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financial condition, results of operations and businesses of Qiagen and Digene and the benefits expected to result from the contemplated transaction, are based on management’s current expectations and estimates and involve risks and uncertainties that could cause actual results or outcomes to differ materially from those contemplated by the forward-looking statements.

Factors that could cause or contribute to such differences may include, but are not limited to, the risk that the conditions relating to the required minimum tender of Digene shares or regulatory clearance might not be satisfied in a timely manner or at all, risks relating to the integration of the technologies and businesses of Qiagen and Digene, unanticipated expenditures, changing relationships with customers, suppliers and strategic partners, conditions of the economy and other factors described in the most recent periodic reports filed with the U.S. Securities and Exchange Commission by Digene.

Item 8.01. Other Events.

A copy of the press release, issued June 3, 2007, announcing the execution of the Merger Agreement is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

2.1	Agreement and Plan of Merger, dated June 3, 2007, by and among QIAGEN N.V., QIAGEN North American Holdings, Inc., QIAGEN Merger Sub, LLC, and Digene Corporation.

99.1	Press Release, issued June 3, 2007, relating to the execution of the Merger Agreement by Digene Corporation, QIAGEN, N.V., QIAGEN North American Holdings, Inc. and QIAGEN Merger Sub, LLC.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIGENE CORPORATION (Registrant)

	By:	/s/ Joseph P. Slattery
Date: June 4, 2007	Name:	Joseph P. Slattery
	Title:	Senior Vice President, Finance and Information Systems and Chief Financial Officer